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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: MARCH 14, 2002



                                TEAM MUCHO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            Ohio                         0-21533                 31-1209872
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)        (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 14, 2002, TEAM Mucho, Inc., an Ohio corporation (the "Company"), signed a letter of intent to purchase certain assets of Group 4, Inc. The letter of intent is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

                Exhibit No.                      Description


                    99.1 Letter of Intent between TEAM Mucho, Inc. and Group 4, Inc., dated March 14, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEAM MUCHO, INC.


Date:  March 15, 2002                    By:   /s/ S. Cash Nickerson
                                            ----------------------------------
                                               S. Cash Nickerson,
                                               Chairman, President and CEO


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                                  EXHIBIT INDEX

            Exhibit No.                      Description

                99.1         Letter of Intent between TEAM Mucho, Inc.
                             and Group 4, Inc., dated March 14, 2002.